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                                                                    EXHIBIT 23.3
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                       CONSENT OF KEEFE, BRUYETTE & WOODS

     We hereby consent to the inclusion of our opinion to the Board of Directors of Westco Bancorp, Inc. as an Appendix to the Proxy Statement/Prospectus comprising part of the Registration Statement on Form S-4 and to all references to our firm and said opinion included in such Proxy Statement/Prospectus.


Date: November 2, 1998                       KEEFE, BRUYETTE AND WOODS


                                             By: /s/ Charles E. Shomo
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